                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION


           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.)



Filed by the Registrant (X)

Filed by a Party other than the Registrant ( )



Check the appropriate box:


Preliminary Proxy Statement ( )



Definitive Proxy Statement (X)


Definitive Additional Materials ( )

Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12 ( )


                         PANHANDLE ROYALTY COMPANY (Name
--------------------------------------------------------------------------------
                   of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the registrant)


Payment of Filing fee (Check the appropriate box):

No fee required. (X)

Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11. ( )

         (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

         (2)      Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

         (5)      Total fee paid:

         -----------------------------------------------------------------------

         Fee paid previously with preliminary materials: ( )

--------------------------------------------------------------------------------

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11
(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. ( )

         (1)      Amount Previously Paid:

         -----------------------------------------------------------------------

         (2)      Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

         (3)      Filing Party:

         -----------------------------------------------------------------------

         (4)      Date Filed:

         -----------------------------------------------------------------------

NOTICE OF ANNUAL SHAREHOLDERS MEETING
TO BE HELD FEBRUARY 27, 2004


     Notice is hereby given that the annual meeting of the shareholders of Panhandle Royalty Company (the "Company") will be held at the Hilton Oklahoma City Northwest, 2945 Northwest Expressway, Oklahoma City, Oklahoma, on February 27, 2004, at 9:00 a.m. for the following purposes:

     1.   TO ELECT THREE DIRECTORS FOR TERMS OF THREE YEARS;

     2. TO CONSIDER AND VOTE UPON A PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CLASS A COMMON STOCK ("COMMON STOCK") FROM 6,000,000 SHARES TO 12,000,000 SHARES.

     3. TO CONSIDER AND VOTE UPON A PROPOSAL TO EFFECT A TWO-FOR-ONE STOCK SPLIT OF THE OUTSTANDING COMMON STOCK ENTITLING EACH SHAREHOLDER TO RECEIVE ONE ADDITIONAL SHARE OF COMMON STOCK FOR EACH ONE SHARE OWNED.

     4. TO CONSIDER AND ACT UPON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Shareholders of record at the close of business on January 20, 2004, shall be entitled to vote at the meeting.


IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE PREPAID ENVELOPE ENCLOSED FOR YOUR CONVENIENCE.


     YOUR VOTE IS IMPORTANT. REMEMBER THAT ANY UNRETURNED PROXY WILL HAVE THE SAME EFFECT AS A NEGATIVE VOTE ON PROPOSALS TWO AND THREE.


     PLEASE VOTE!




                                    By Order of the Board of Directors




                                          /s/ Michael C. Coffman
                                    ----------------------------------
                                       Michael C. Coffman, Secretary


Oklahoma City, Oklahoma
January 27, 2004



                                      (1)

Panhandle Royalty Company
Grand Centre, Suite 210
5400 N. Grand Boulevard
Oklahoma City, OK 73112-5688

JANUARY 27, 2004

PROXY STATEMENT

     The accompanying proxy is solicited by the Board of Directors of Panhandle Royalty Company (the "Company") for use at the annual meeting of shareholders (the "meeting") to be held Friday, February 27, 2004, and at any adjournment or postponement thereof.

     When the proxy is properly executed and returned, the shares it represents will be voted at the meeting in accordance with any directions noted thereon. If no direction is indicated, the persons named on the enclosed proxy will vote the proxy for the nominees for Director set forth thereon and for Proposals No. 2 and 3. Should other matters come before the meeting, the proxy will be voted as the Board of Directors of the Company may, in its discretion, determine.

     If the enclosed form of proxy is executed and returned, it nevertheless may be revoked at any time before it is exercised, by signing and sending to the Company a later dated proxy or a written revocation, or by attending the meeting and voting in person.

     The mailing address of the Company is Grand Centre, Suite 210, 5400 N. Grand Blvd., Oklahoma City, OK 73112. It is anticipated that the proxies and proxy statements will be mailed to shareholders on or about January 27, 2004.

     The cost of the soliciting proxies for the meeting will be borne by the Company. In addition to solicitation by mail, arrangements may be made with brokerage firms, banks and other custodians, nominees and fiduciaries to send proxy material to their principals. The Company will reimburse these institutions for their reasonable costs. No solicitation is to be made by specially engaged employees or other paid solicitors.

VOTING SECURITIES

     The Amended Certificate of Incorporation of the Company provides for one vote for each share of Common Stock. At the meeting, each holder of Common Stock shall be entitled to cast one vote per share of stock owned. Votes may be cast by shareholders either in person or by proxy.

     All holders of Common Stock of record at the close of business on January 20, 2004, shall be eligible to vote. As of January 20, 2004, there were 2,089,101 shares of the Company's Common Stock of outstanding owned by approximately 2,800 shareholders.

     The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote is necessary for a quorum at the meeting. Directors are elected by a plurality of the votes of shares present in person or represented by proxy at the meeting. The approval of proposal No. 2 requires the affirmative vote of a majority of the outstanding shares of Common Stock. The approval of proposal No. 3 requires the affirmative vote of a majority of shares present in person or represented by proxy at the meeting.

     Abstentions will be counted for the purpose of determining the existence of a quorum and will have the same effect as a negative vote on matters other than the election of directors. If a nominee holding shares for a beneficial owner indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter or otherwise does not vote such shares, these shares will not be considered as present and entitled to vote in respect to that matter, but will be counted for the purpose of determining the existence of a quorum.



                                      (2)

     A proxy is enclosed for your signature. Please return it immediately, dated and signed exactly as the Common Stock appears in your name.

     Please note that if you hold shares in "street name" (that is, through a bank, broker or other nominee) and would like to attend the annual meeting and vote in person, you will need to bring a proxy signed by the person in whose name your shares are registered and bring it to the annual meeting.

     The Company knows of no arrangements which would result in a change in control of the Company at any future date.

BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth information with respect to the shares of Common Stock owned beneficially as of January 20, 2004 by all persons who own or are known by the Company to own beneficially more than 5% of the outstanding Common Stock, by each director, nominee for director and executive officer and by all directors and executive officers as a group. To the Company's knowledge, unless otherwise stated, each person named below has sole authority to vote and invest the shares shown.


NAME OF                               AMOUNT OF SHARES        PERCENT OF
BENEFICIAL OWNER                     BENEFICIALLY OWNED          CLASS
----------------                     ------------------     --------------

MANAGEMENT

     Michael A. Cawley (1)                       300                  *

     Ben D. Hare (1)                             500                  *

     E. Chris Kauffman (1)                     6,600                  *

     Robert O. Lorenz (1)                        300                  *

     H W Peace II (1)(2)                      39,209                1.9%

     Robert A. Reece (1)                      12,796                  *

     Jerry L. Smith (1)                        9,484                  *

     H. Grant Swartzwelder (1)                   664                  *

     Michael C. Coffman (2)                   25,994                1.2%

     Wanda C. Tucker (2)                      21,000                1.0%

     All directors and                       116,847                5.6%
     officers as a
     group (10 persons)

     * Less than 1% owned
     (1) Director
     (2) Executive Officer

OTHER BENEFICIAL OWNERS

     Robert Robotti
     c/o Robotti & Company
     Incorporated,                           122,064                5.8%
     52 Vanderbilt Avenue,
     New York, NY 10017




                                      (3)

PROPOSAL ONE: ELECTION OF DIRECTORS

     The following persons are the present directors of the Company:

                                           POSITIONS AND OFFICES     SERVED AS
                                            PRESENTLY HELD WITH       DIRECTOR       PRESENT
NAME                                AGE         THE COMPANY            SINCE         TERM ENDS
----                                ---    ---------------------     ----------     ----------

Michael A. Cawley (1)               56     Director                        1991      Feb. 2004

Ben D. Hare (1)                     58     Director                        2002      Feb. 2004

E. Chris Kauffman (1)(3)            63     Director                        1991      Feb. 2006

Robert O. Lorenz (2)                57     Director                        2003      Feb. 2004

H W Peace II                        68     Director,                       1991      Feb. 2005

Robert A. Reece (2)(3)(4)           59     Director                        1986      Feb. 2005

Jerry L. Smith                      63     Director,                       1987      Feb. 2005
                                           Chairman of the Board

H. Grant Swartzwelder (2)(3)(4)     40     Director                        2002      Feb. 2006


(1)  Member of the Compensation Committee

(2)  Member of the Audit Committee

(3)  Member of the Retirement Committee

(4)  Member of the Nominating Committee

     There are three vacancies for three year terms beginning February 2004. Nominees for the vacancies are Michael A. Cawley, Ben D. Hare and Robert O. Lorenz. These nominees were recommended by the Nominating Committee and approved by the Board of Directors. The Board of Directors of the Company has no reason to believe that any of the nominees will be unable to serve as director. However, if any nominee should be unable for any reason to accept nomination or election, it is the intention of the persons named in the enclosed proxy to vote those proxies for the election of such other person or persons as the Board of Directors of the Company may in its discretion determine.

     The election of directors requires a plurality of the votes cast for the election of directors. Accordingly, the three directorships to be filled at the annual meeting will be filled by the three nominees receiving the highest number of votes. In the election of directors, votes may be cast in favor of or withheld with respect to any or all nominees. Votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome of the vote.



          THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS ELECT

               MICHAEL A. CAWLEY, BEN D. HARE AND ROBERT O. LORENZ



                                      (4)

EXECUTIVE OFFICERS

     The following is a list of the current executive officers of the Company, all of whom hold office at the discretion of the Board of Directors. Any officer may be removed from office, with or without cause, at any time by the Board of Directors.

                                                   POSITIONS AND OFFICES
                                                    PRESENTLY HELD WITH                            OFFICER
NAME                          AGE                       THE COMPANY                                 SINCE
----                          ---                  ---------------------                           -------

Jerry L. Smith                63                   Chairman of the Board                            1997

H W Peace II                  68                   Director, Chief Executive                        1991
                                                   Officer and President

Michael C. Coffman            50                   Vice-President, Chief                            1990
                                                   Financial Officer,
                                                   Secretary and Treasurer

Wanda C. Tucker               67                   Vice-President of Land                           1990


     All those named above also hold office in the Company's subsidiary, Wood Oil Company.

INFORMATION REGARDING NOMINEES, DIRECTORS AND OFFICERS


Michael A. Cawley is an attorney and is the president and chief executive officer of the Samuel Roberts Noble Foundation, Inc., Ardmore, OK. He has been employed by the Noble Foundation for the last thirteen years. He is also a director of Noble Corporation and Noble Energy, Inc.


Ben D. Hare holds bachelor's, master's and Ph.D. degrees in geology. Since 2000, he has been president of Cazador Enterprises, LLC and a vice president of Legends Exploration LP, Houston, Texas, involved in management consultation and oil and gas exploration and production. From 1994 to 2000, he was employed by Vastar Resources, Inc., an oil and gas exploration and production company, with his last assignment being chief geologist.

E. Chris Kauffman is a vice-president of Campbell-Kauffman, Inc., an independent insurance agency in Oklahoma City. He has been involved with the agency since it was formed in 1981. He is also chairman of the Central Oklahoma Transportation & Parking Authority Trust.

Robert O. Lorenz retired from Arthur Andersen LLP in 2002. He was employed by Arthur Andersen from 1969 through retirement. He became managing partner of the Oklahoma City office in 1994 and managing partner of the Oklahoma practice in 2000. He is a certified public accountant and holds a bachelor of business administration degree. He is also a director of Infinity Inc.

H W Peace II holds bachelors and masters degrees in geology. For thirty-nine years, he has been employed as a geologist, in management or as an officer and/or director with companies in the petroleum industry. He has been employed by Union Oil Company of California, Cotton Petroleum and Hadson Petroleum Corporation. He has been president of the Company since 1991.

Robert A. Reece is an attorney, and for more than five years has been of counsel with the law firm of Crowe & Dunlevy. He is active in the management of his family's investments. He is also a director of National Bank of Commerce. He also holds a Master in Business Administration degree.


Jerry L. Smith for the last thirteen years has been the owner of Smith Capital Corporation, in Dallas, Texas, a private investment firm focusing on commercial real estate and securities. Mr. Smith is a member of the Board of Trustees of the Falcon Foundation at the United States Air Force Academy. He is a graduate of the United States Air Force Academy and also holds a Master in Business Administration degree.




                                      (5)

H. Grant Swartzwelder is president of PetroGrowth Advisors, Dallas, Texas, an investment banking firm he founded in 1998. Prior to founding PetroGrowth Advisors, he was vice-president of Principal Financial Securities, Inc. of Dallas, Texas, an investment banking firm. He holds a Bachelor of Science degree in Petroleum Engineering and a Master in Business Administration degree.


Michael C. Coffman is a certified public accountant and holds a Bachelor of Science degree in business administration. Since 1975, he has worked in public accounting and as a financial officer of three publicly owned companies involved in the oil and gas industry. He has been an officer of the Company since 1990.

Wanda C. Tucker has been a full-time employee of the Company since 1978, being vice-president of land since 1990.

     None of the organizations described in the business experiences of the Company directors and officers are parents, subsidiaries or affiliates of Panhandle Royalty Company.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the fiscal year ended September 30, 2003, the Board of Directors held five meetings. At each meeting a quorum of directors were present. No director attended less than 75% of the total number of meetings held during the period.


     The Board of Directors has four committees: Audit, Compensation, Nominating and Retirement. All committees are composed entirely of independent directors.


     The Compensation Committee, composed of Michael A. Cawley, E. Chris Kauffman and HW Peace II (President and CEO), met one time during fiscal 2003. In February 2003, Mr. Peace was replaced on the committee by Ben D. Hare. The current Compensation Committee is composed entirely of independent directors. The Committee reviews officer performance and recommends to the Board of Directors compensation amounts for officers and directors.

     The Retirement Committee composed of E. Chris Kauffman, Robert A. Reece, and H. Grant Swartzwelder, oversees the administration of the Company's Employee Stock Ownership and 401(k) Plan and Trust. This Committee met once during the year.

     The Company has an Audit Committee. Information regarding the functions performed by this Committee, its membership and the number of meetings held during the fiscal year is set forth in the "Report of The Audit Committee", included in this proxy statement.


     In December, 2003, the Board of Directors created and appointed Robert A. Reece and H. Grant Swartzwelder to the Nominating Committee. This Committee will be developing a description of its duties and responsibilities in fiscal 2004. The principal functions of the Nominating Committee are expected to be: identifying individuals qualified to become members of the Board of Directors; recommend to the Board when new members should be added to the Board; recommend to the Board individuals to fill vacant Board positions and recommend to the Board nominees for election as directors at the annual meeting of Shareholders. The Nominating Committee will consider nominees proposed by stockholders of the Company. To recommend a prospective nominee for the Committee's consideration, shareholders should submit the candidate's name and qualifications to the Company's Secretary in writing to the following address: Panhandle Royalty Company, Attention: Secretary, 5400 North Grand Boulevard, Suite 210, Oklahoma City, OK 73112. Any such submission must be accompanied by the written consent of the proposed nominee to being named as a nominee and to serve as a director if elected.


COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the compensation received by the Company's executive officers for services, in all capacities, during fiscal years ended September 30, 2003, 2002 and 2001.




                                      (6)

SUMMARY ANNUAL COMPENSATION TABLE

     NAME AND                                                                       ALL
     PRINCIPAL                 FISCAL                                              OTHER
     POSITION                   YEAR          SALARY           BONUS            COMPENSATION
     ---------                --------     ------------     ------------        ------------

H W Peace II
   President,
Chief Executive Officer           2003     $    167,500     $     20,600        $     28,215(1)

                                  2002     $    155,502     $     40,600        $     25,500(1)

                                  2001     $    138,756     $     25,600        $     24,653(1)

Michael C. Coffman
  Vice-President,
Chief Financial Officer           2003     $    116,250     $     10,600        $     19,028(2)

                                  2002     $    108,750     $     25,600        $     20,153(2)

                                  2001     $     92,250     $     15,600        $     16,628(2)

     (1) Represents value of 1,243 shares for fiscal 2003, 1,752 shares for 2002, and 1,541 shares for 2001, of Company stock contributed to the Panhandle Employee Stock Ownership Plan (ESOP) on Mr. Peace's behalf.

     (2) Represents the value of 838 shares for fiscal 2003, 1,385 shares for 2002, and 1,039 shares for 2001 of Company stock contributed to the Panhandle Employee Stock Ownership Plan (ESOP) on Mr. Coffman's behalf.


           The ESOP is a non-voluntary, non-contributory defined contribution plan, and serves as the retirement plan for the Company's employees. Contributions are at the discretion of the Board of Directors and, to date, all contributions have been made in shares of Company Stock. Contributions are allocated to all participants in proportion to their salaries for the plan year and 100% vesting occurs after three years of service.


           Effective January 1, 2003, outside directors are paid a yearly retainer of $5,000, plus $1,000 and travel expenses for attending each meeting of the Board of Directors and $500 for attending each committee meeting of the Board. Any director who travels over 50 miles to attend a meeting receives an additional $100 for each meeting. In addition, Jerry Smith, Chairman of the Board of Directors, who is not an employee of the Company, is entitled to receive an $100 per hour fee for time spent on Company business other than attending Board or committee meetings. During fiscal 2003 and 2002, Mr. Smith elected to receive no payments under this arrangement. Mr. Lorenz, Chairman of the Audit Committee, receives an $150 per hour fee for time spent on Audit Committee business other than attending Board or Audit Committee meetings. During fiscal 2003, Mr. Lorenz received $2,175 under this arrangement.

           Outside directors can elect to be included in the Panhandle Royalty Company Deferred Compensation Plan For Non-Employee Directors (the "Plan"). The Plan provides that each eligible director can individually elect to receive shares of Company stock rather than cash for the yearly retainer, Board meeting fees or Board committee meeting fees. These unissued shares are credited to each directors deferred fee account at the fair market value of the shares on the date of the meeting. Upon retirement, termination or death of the director or upon a change in control of the Company, the shares accrued under the Plan will be either issued to the director or may be converted to cash, at the directors' discretion, at the fair market value of the shares on the conversion date. All directors are participating in the Plan.



                                      (7)

PROPOSAL TWO: INCREASE IN AMOUNT OF AUTHORIZED COMMON STOCK

     The Board has unanimously approved and recommends that the shareholders adopt an amendment to the Company's Amended Certificate of Incorporation to increase the number of authorized shares of Common Stock from 6,000,000 shares to 12,000,000 shares. The increase in the number of authorized shares of Common Stock is conditional upon the approval by the shareholders of the 2-for-1 stock split described in Proposal No. 3. If the 2-for-1 stock split is not approved, the number of authorized shares of Common Stock will not be increased.

     As of January 20, 2004, there were 2,089,101 shares of Common Stock issued and outstanding leaving 3,910,899 authorized shares available for issuance by the Board. After giving effect to the proposed increase in the number of authorized shares to 12,000,000 and the 2-for-1 stock split described in Proposal No. 3, there will be a total of 4,178,202 post-split shares of Common Stock issued and outstanding leaving 7,821,798 authorized shares available for issuance by the Board.

     The proposed increase in the number of authorized shares of Common Stock would permit the 2-for-1 stock split and would allow the remaining unissued shares to be used by the Board in the future for proper corporate purposes without further shareholder action (subject to applicable statutes or the rules of the American Stock Exchange). For example, the shares may be issued in strategic transactions intended to encourage the growth of the Company such as acquisitions of oil and gas reserves or business combinations in which Common Stock may be issued for all or part of the purchase price. The Company does not have any current plans or intentions to issue any of the proposed additional authorized shares of Common Stock other than as required in connection with the 2-for-1 stock split.

     The increase in the number of authorized shares will not alter any existing rights, powers or privileges of the holders of the Common Stock.

     A brief summary of the rights, powers and privileges of the Common Stock follows: the Common Stock has no redemption, conversion, sinking fund provisions or other similar rights. On liquidation of the Company, the holders of Common Stock are entitled to share ratably together with the holders of non-voting Class B Common Stock (500 shares outstanding) in the net assets of the Company available for distribution. Holders of Common Stock are entitled to such dividends as may be declared by the Board from funds legally available therefore. Each share of Common Stock is entitled to one vote with respect to matters presented to the shareholders. The Common Stock does not have preemptive rights, which means they do not have the right to purchase any new issuance of Common Stock in order to maintain their proportionate interests in the Company. Accordingly, the issuance of authorized shares may dilute the percentage interests of current shareholders.

     The Board reserves the right not to proceed with the increase in the authorized number of shares and the 2-for-1 stock split described in Proposal No. 3 if, subsequent to shareholder approval but prior to the effectiveness of such increase and the stock split, the Board determines that these transactions are no longer advisable based on market conditions or other factors. In no event will the number of authorized shares of Common Stock be increased unless the 2-for-1 stock split is effected.

   THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL
        TWO TO APPROVE THE INCREASE IN AMOUNT OF AUTHORIZED COMMON STOCK

              REMEMBER THAT ANY UNRETURNED PROXY WILL HAVE THE SAME
                            EFFECT AS A NEGATIVE VOTE

                                  PLEASE VOTE!




                                      (8)

PROPOSAL THREE: APPROVE 2-FOR-1 STOCK SPLIT

     The Board has unanimously approved and recommends that the shareholders adopt an amendment to the Company's Amended Certificate of Incorporation to effect a 2-for-1 stock split of the outstanding Common Stock. The 2-for-1 stock split will entitle each shareholder to receive an additional share of Common Stock for each share currently owned. In connection with the 2-for-1 stock split, the par value per share of the Common Stock will be reduced from $.03333 to $.01666. The Board does not believe there would be a sufficient number of authorized but unissued shares available for proper corporate purposes subsequent to a 2-for-1 stock split. Therefore, the 2-for-1 stock split is contingent upon the approval of the increase in the number of authorized shares of Common Stock described in Proposal No. 2. If Proposal No. 2 is not approved, the 2-for-1 stock split will not be effected.

     The Board believes that the 2-for-1 stock split is in the best interests of the Company and its shareholders and that it will help to broaden interest in the Common Stock by reducing the market price per share and increasing the shares available for trading. However, there is no assurance that the 2-for-1 stock split will have a positive effect on the market price of the Common Stock.

     If the shareholders approve both the increase in the authorized shares and the 2-for-1 stock split, the stock split will be effected as of the record date for the split, which is currently expected to be April 1, 2004. Shareholders of record as of the close of business on the record date will be entitled to receive one additional share of Common Stock for each share that they hold as of that date. Stock certificates representing shares issued prior to the stock split will continue to represent the same number of shares of Common Stock after the stock split. For example, if a shareholder holds 100 shares of the Common Stock prior to the stock split, the Company will mail to him or her a stock certificate for 100 shares so that the shareholder will then hold 200 shares of Common Stock.

                 DO NOT DESTROY YOUR EXISTING STOCK CERTIFICATES

     Shareholders Should Not Destroy Their Existing Certificates and Should Not Return Them to the Company or its Transfer Agent. The Existing Certificates and the Certificates for the Additional Shares That Will Be Mailed to Shareholders Together Will Represent the Correct Number of Shares after the 2-for-1 Stock Split Becomes Effective.

     The Company believes that the 2-for-1 stock split will not result in any taxable income or in any gain or loss to shareholders for U.S. federal income tax purposes. Immediately after the 2-for-1 stock split, the income tax basis of each share of Common Stock will be one-half of the income tax basis before the 2-for-1 stock split. For federal income tax purposes, each new share will be deemed to have been acquired at the same time as the original shares prior to the 2-for-1 stock split.

     The laws of jurisdictions other than the United States may impose income taxes on the receipt of the additional shares. Shareholders should consult their own advisors with respect to any possible tax consequences of the stock split.

     The 2-for-1 stock split will not alter any existing rights, powers or privileges of the holders of Common Stock. After giving effect to the proposed increase in the number of authorized shares described in Proposal No. 2 and the 2-for-1 stock split, there will be a total of 4,178,202 post-split shares of Common Stock outstanding out of a total of 12,000,000 authorized shares. This will leave 7,821,798 shares available for subsequent issuance by the Board of Directors.

     The Board reserves the right not to proceed with the 2-for-1 stock split and the increase in the authorized number of shares described in Proposal No. 2, if subsequent to shareholder approval but prior to the effectiveness of such stock split and increase, the Board determines that such transactions are no longer advisable based on market conditions or other factors. In no event will the 2-for-1 stock split be effected unless the increase in the number of authorized shares of Common Stock is also effected.



                                      (9)

       THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR"
                PROPOSAL THREE APPROVING THE 2-FOR-1 STOCK SPLIT

          REMEMBER THAT ANY UNRETURNED PROXY WILL HAVE THE SAME EFFECT
                               AS A NEGATIVE VOTE

                                  PLEASE VOTE!

                             STOCK PERFORMANCE GRAPH

           The following graph compares the performances of the Company's common stock to the Standard & Poor's Small Cap 600 Index ("S&P Small Cap 600 Index") and to the Standard & Poor's Oil & Gas Exploration and Production Index ("S&P Oil & Gas Exploration & Production"). The graph assumes that the amount of investment was $100 on September 30, 1998 and that all dividends were reinvested.

                          TOTAL RETURN TO SHAREHOLDERS
                      (INCLUDES REINVESTMENT OF DIVIDENDS)

                            ANNUAL RETURN PERCENTAGE
                                  YEARS ENDING

COMPANY / INDEX                SEP99        SEP00        SEP01        SEP02        SEP03
---------------               --------     --------     --------     --------     --------

PANHANDLE ROYALTY CO            -10.12        89.74        10.68        -2.26        58.31
S&P SMALLCAP 600 INDEX           17.54        24.17       -10.62        -1.79        26.86
S&P 500 OIL & GAS -              11.67        31.89       -22.97        11.40         9.05
EXPLORATION & PRODUCTION

                                 INDEXED RETURNS
                                  YEARS ENDING

                               BASE
                               PERIOD
COMPANY / INDEX                SEP98        SEP99        SEP00        SEP01        SEP02        SEP03
---------------               --------     --------     --------     --------     --------     --------

PANHANDLE ROYALTY CO               100        89.88       170.54       188.75       184.49       292.06
S&P SMALLCAP 600 INDEX             100       117.54       145.95       130.46       128.12       162.53
S&P 500 OIL & GAS -                100       111.67       147.28       113.45       126.39       137.82
EXPLORATION & PRODUCTION

                               (PERFORMANCE GRAPH)




                                      (10)

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION


         The Compensation Committee of the Board of Directors oversees Panhandle's executive compensation program and recommends for approval by the full board the base salaries and bonuses of the Company's officers.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION


No current member of the Compensation Committee is an officer or employee of the Company and all members are independent directors.


EXECUTIVE COMPENSATION: PHILOSOPHY AND PROGRAM COMPONENTS

         The Company's philosophy is to provide a compensation program that will attract, retain and reward the officers who contribute to the Company's success and to motivate the officers to develop and execute current and long-term business strategies and goals. The components of officer compensation are base salary and yearly cash bonuses. Officers also participate in benefit plans which are available to all employees. The Company believes that a portion of officer compensation should be based on performance of both the officer and the Company, thus, the yearly cash bonus is considered performance based compensation. The Company does not offer stock options to employees or officers and has no employment contracts or change-in-control arrangements with any of its employees or officers.

BASE SALARY AND BONUS

         In 2003, base salaries and bonuses for officers were based upon the individual's responsibilities and experience, taking into account, among other factors, the individuals' initiative, contribution to the Company's overall performance, handling of special projects or events during the year and yearly financial and operating results comparison to the Company's business plan. Base salaries for officers are reviewed yearly and are compared to similar employees in the Company's industry. The Company has made a concerted effort in the last few years, to bring its compensation levels up to those of comparable sized companies in the oil and gas industry.

CHIEF EXECUTIVE OFFICER COMPENSATION

         The Board of Directors awarded Mr. Peace, President and Chief Executive Officer, a base salary of $170,000 for calendar year 2003. In addition, a performance bonus of $20,000 was awarded to Mr. Peace in December, 2002. The increase in salary and the reduction in bonus from the prior year's $40,000 performance bonus was based on fiscal 2002 financial operating results. Fiscal 2002 saw a modest increase in total revenues, but a decrease in net income of the Company. The decline in net income resulted from the 46% decrease in the average sales price for natural gas in fiscal 2002 as compared to fiscal 2001. The Company was able to more than replace oil and gas produced during fiscal 2002 with reserves from new wells drilled and completed in 2002. Based on these factors, the Committee felt positive adjustments were warranted but at a lesser level than the prior year.

                                             By the Compensation Committee:
                                             E. Chris Kauffman, Chairman
                                             Michael A. Cawley
                                             Ben D. Hare




                                      (11)

REPORT OF THE AUDIT COMMITTEE

         The Audit Committee is composed of three independent directors. During the fiscal year ended September 30, 2003, Robert A. Reece and H. Grant Swartzwelder were members of the Audit Committee for the entire year. Jerry L. Smith was a member of the Audit Committee from October 1, 2002 through May 2, 2003. Robert O. Lorenz was elected to the Board by the Board of Directors effective May 2, 2003, and he was appointed Chairman of the Audit Committee. The Board of Directors has determined that all committee members are independent and that Mr. Lorenz is an audit committee financial expert, as defined by the Securities and Exchange Commission guidelines and the rules of the American Stock Exchange.

         In fiscal 2000, the Committee and the Board of Directors adopted a written charter. In fiscal 2003, the Committee adopted a revised and updated charter which is attached hereto as Appendix A and can be viewed on the Company's website at www.panra.com. Two meetings of the Committee were held during fiscal 2003. In addition to the full Committee meetings, the Chairman of the Audit Committee met with Ernst & Young LLP and management subsequent to the end of each of the first three fiscal quarters. At these meetings, Ernst & Young LLP's review results were presented and discussed and discussions were held with management concerning the quarterly results. The Chairman then reported a summary of these discussions to the entire Audit Committee.

         The Audit Committee's primary responsibility is to oversee the Company's financial reporting process on behalf of the Board of Directors and report the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls.

         In fulfilling its responsibilities, the Committee reviewed with management the audited financial statements included in the Company's Annual Report on Form 10-K for the year ended September 30, 2003, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee by Statement on Auditing Standards No. 61 (Communications with Audit Committees) as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications). In addition, the Committee discussed with the independent auditors its independence from management and the Company, including matters in the written disclosures received from the independent auditors as required by the Independence Standards Board No. 1 (Independence Discussions with Audit Committee).

         The Committee met with the independent auditors, with and without management present, to discuss the overall scope and plans for their audit, the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

         In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended September 30, 2003 for filing with the Securities and Exchange Commission.



                                      (12)

INDEPENDENT ACCOUNTANT'S FEES AND SERVICES

         The following sets forth fees for the audit and other services provided by Ernst & Young LLP for the fiscal years ended September 30, 2003 and 2002:

FEE CATEGORY               FISCAL 2003 FEES   FISCAL 2002 FEES
------------               ----------------   ----------------

AUDIT FEES (1)                $  116,990         $   96,615
AUDIT-RELATED FEES (2)        $       --         $   26,350
TAX FEES                      $       --         $       --
         ALL OTHER FEES       $       --         $       --

(1) includes fees for audit of annual financial statements and reviews of the related quarterly financial statements.

(2) includes fees for audit-related services in connection with the Company's acquisition of Wood Oil Company.


         All services rendered by Ernst & Young LLP were permissible under applicable laws and regulations, and were pre-approved by the Audit Committee. The Audit Committee's pre-approval policy is set forth in the Audit Committee Charter attached hereto as Appendix A and the Charter can be viewed on the Company's website: www.panra.com.


         For fiscal 2004, the Audit Committee has selected Ernst & Young LLP to conduct quarterly reviews for the first three fiscal quarters, and expects to select Ernst & Young LLP as independent auditor for the fiscal 2004 audit.

         A representative of Ernst & Young LLP is expected to be present at the meeting to respond to appropriate questions and will have an opportunity to make a statement if so desired.

                                             By the Audit Committee
                                             Robert O. Lorenz - Chairman
                                             Robert A. Reece
                                             H. Grant Swartzwelder

CODE OF ETHICS


         During 2003, the Audit Committee approved and the Board of Directors adopted a Code of Ethics For Senior Financial Officers. The Company's President and Chief Executive Officer, Vice President and Chief Financial Officer and Controller were required to sign the code and will be held to the standards outlined. The Code of Ethics for Senior Financial Officers is attached hereto as Appendix B. In addition, the Audit Committee approved and the Board of Directors adopted a code of ethics applicable to all directors, officers and employees of the Company. Copies of both codes of ethics are available at the Company's website at www.panra.com.


SECURITY HOLDER COMMUNICATIONS WITH PANHANDLE'S BOARD OF DIRECTORS

         Panhandle provides an informal process for shareholders to send communications to our Board of Directors. Shareholders who wish to contact the Board of Directors or any of its individual members may do so by writing to Panhandle Royalty Company, 5400 North Grand Blvd., Suite 210, Oklahoma City, OK 73112. Correspondence directed to any individual Board member is referred, unopened, to that member. Correspondence not directed to a particular Board member is referred, unopened, to the Chairman of the Board.

ANNUAL FINANCIAL REPORT

         Copies of the Annual Report to shareholders for the fiscal year ended September 30, 2003 are being mailed simultaneously with this proxy statement.




                                      (13)

FORM 10-K


         A copy of the Company's Annual Report on Form 10-K for the year ended September 30, 2003, filed with the Securities and Exchange Commission is available, free of charge, upon written request made to the Company at the address set forth below, or can be viewed on the Company's website at www.panra.com.



                                    Michael C. Coffman, Secretary
                                    Panhandle Royalty Company
                                    5400 N. Grand Blvd. - Suite 210
                                    Oklahoma City, OK 73112-5688

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of the Company's Common Stock (collectively), "Reporting Persons") to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Common Stock, and to furnish the Company with copies of such reports. To the Company's knowledge, during the fiscal year ended September, 2003, all reporting persons complied with all applicable filing requirements.

STOCKHOLDER PROPOSALS

         Proposals of shareholders intended to be presented at the next annual meeting of shareholders in February, 2005, and to be included in the proxy statement and form of proxy pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, must be received by the Company on or before October 31, 2004. Any such proposals should be in writing and be sent by certified mail, return receipt requested, to the Company's principal office address shown above.

OTHER MATTERS

         Management knows of no other matters to be brought before the meeting. However, if any other matters do properly come before the meeting, it is intended that the shares represented by the proxies in the accompanying form will be voted in accordance with the best judgment of the person voting the proxy. Whether shareholders plan to attend the meeting or not, they are respectfully urged to sign, date and return the enclosed proxy which will, of course, be returned to them at the meeting if they are present and so request.


                                    By Order of the Board of Directors



                                    /s/ Michael C. Coffman
                                    ------------------------------------
                                    Michael C. Coffman, Secretary



January 27, 2004


                                      (14)

                                                                      APPENDIX A

                            PANHANDLE ROYALTY COMPANY

                             AUDIT COMMITTEE CHARTER

ORGANIZATION

This Charter governs the operations of the Audit Committee ("Committee") of Panhandle Royalty Company ("Company"). The Committee shall review and reassess this Charter at least annually and obtain the approval of the Charter by the Board of Directors ("Board"). The Committee shall consist of three or more directors appointed annually by the Board, each of whom are independent of management and the Company. Members of the Committee shall be considered independent as long as they do not accept any consulting, advisory, or other compensatory fees from the Company other than for Board service and are not an affiliated person of the Company, or its subsidiaries, and meet such independence and expertise requirements as are applicable under U.S. law, and the rules and regulations of the Securities and Exchange Commission and the exchange where the Company is listed. At least one member of the Committee shall be an "audit committee financial expert" as defined by SEC regulations.

PURPOSE

The Committee shall provide assistance to the Board in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to: the integrity of the Company's financial statements; the financial reporting process; the systems of internal accounting and financial controls; the performance of the Company's independent auditors; the independent auditor's qualification and independence; and the Company's compliance with ethics policies and legal and regulatory requirements. In so doing, it is the responsibility of the Committee to maintain free and open communication among the Committee, independent auditors and management of the Company.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and has the authority to engage, without Board approval and at the Company's expense, independent counsel and other advisors as it determines appropriate to carry out its duties.

RESPONSIBILITIES

The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements. The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible in order to best react to changing conditions and circumstances. The Committee should take appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior. The following shall be the principal duties and responsibilities of the Committee. These are set forth as a guide with the understanding that the Committee may supplement them from time to time as appropriate.

o The Committee shall be directly responsible for the appointment, termination, compensation and oversight of the work of the independent auditors. The Committee shall pre-approve all audit and non-audit services provided by the independent auditors and the fees to be paid for those services and shall not engage the independent auditors to perform any non-audit services prohibited by law or regulation. The Committee may delegate pre-approval authority to a member of the Committee. The decisions of any Committee member to whom pre-approval authority is delegated must be presented to the full Committee at its next scheduled meeting.

o Evaluate the qualifications, independence and performance of the independent auditors on the basis of such factors as it shall deem appropriate. Obtain and review a report from the independent auditor at least annually regarding (a) the auditor's internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Discuss with corporate management the qualifications, independence and performance of the independent auditors. The independent auditors shall report directly to the Audit Committee and are ultimately accountable to the Audit Committee and the Board of Directors.

o The Committee shall establish policies for hiring employees or former employees of the independent auditors.

o The Committee shall discuss with the independent auditors the overall scope and plans for their audits, including the adequacy of staffing and compensation. Also, the Committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's policies and procedures to assess, monitor and manage business risk and legal and ethical compliance programs (including the Company's Code of Ethics and Business Practices).

o Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial and accounting personnel, the cooperation that the independent auditors received during the course of audit, any difficulties encountered, any restrictions on their work, significant disagreements with corporate management and their findings and recommendations. Discuss certain matters required to be communicated to the Audit Committee in accordance with AICPA SAS 61.

o The Committee shall receive annual reports from the independent auditor on the critical policies and practices of the Company, and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management.

o The Committee shall review and discuss earnings press releases, as well as any financial information and earnings guidance that might be provided to analysts and rating agencies. The chairman of the committee may represent the entire committee for the purposes of these reviews.

o The Committee shall review the interim financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Company's quarterly report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review.

o The Committee shall review with management and the independent auditors the financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company's annual report on Form 10-K, including their judgment about the quality, as well as the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

o The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters.

o The Committee shall receive corporate attorney's reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

o The Committee shall prepare its report to be included in the Company's annual proxy statement as required by SEC regulations.

o The Committee shall evaluate its performance at least annually to determine whether it is functioning effectively.

o The chair of the committee shall be responsible for keeping accurate minutes of committee meetings, reviews, activities and reports. The Committee shall regularly report its activities to the Board.

COMPLIANCE MATTERS

o Discuss with management the Company's compliance with applicable laws and regulations and any material reports, correspondence or inquiries from regulatory or government agencies and any employee complaints or published reports which raise material issues regarding the Company's financial statements or accounting policies.

o Obtain reports from management that the Company and its subsidiary entities are in conformity with applicable legal requirements, legal business policies, regulatory requirements and the Company's Code of Ethics and Business Practices. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Ethics and Business Practices.

                                                                      APPENDIX B

                            PANHANDLE ROYALTY COMPANY
                                AND SUBSIDIARIES

                  CODE OF ETHICS FOR SENIOR FINANCIAL OFFICERS

Panhandle Royalty Company ("the Company") has a Code of Ethics and Business Practices applicable to all employees of the Company and its subsidiaries. The Chief Executive Officer, Chief Financial Officer and Controller of the Company (the "Senior Financial Officers") are bound by the provisions set forth therein relating to ethical conduct, conflicts of interest and compliance with law. Because of the important and elevated role in our corporate governance held by the Senior Financial Officers, they are subject to the following additional policies set forth in this Code of Ethics:

         1. The Senior Financial Officers will exhibit and promote the highest standards of honest and ethical conduct through the establishment and operation of policies and procedures that encourage and reward professional integrity in all aspects of our financial organization, by eliminating inhibitions and barriers to responsible behavior, such as coercion, fear of reprisal, or alienation from our financial organization or our Company. The Senior Financial Officers will demonstrate their personal support for such policies and procedures through periodic communication reinforcing these ethical standards throughout our finance organization.

         2. The Senior Financial Officers are responsible for full, fair, accurate, timely and understandable disclosure in the periodic reports required to be filed by the Company with the Securities and Exchange Commission. Therefore, Senior Financial Officers are required to familiarize themselves with the disclosure requirements applicable to the Company as well as the business and financial operations of the Company. It is the responsibility of each Senior Financial Officer to promptly bring to the attention of the Audit Committee of the Board of Directors any material information of which he or she may become aware that affects the disclosures made by the Company in its public filings or otherwise assist the Audit Committee in fulfilling its responsibilities as specified in the Audit Committee Charter.

         3. Each Senior Financial Officer shall promptly bring to the attention of the Audit Committee any information he or she may have concerning (i) significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's financial reporting, disclosures or internal controls.

         4. Each Senior Financial Officer shall promptly bring to the attention of our outside legal counsel and/or to the Audit Committee any information he or she may have concerning any violation of the Company's Code of Ethics and Business Practices, including any actual or apparent conflicts of interest between personal and professional relationships, involving any management or other employees who have a significant role in the Company's financial reporting, disclosures or internal controls.

         5. Each Senior Financial Officer shall promptly bring to the attention of our outside general counsel and/or to the Audit Committee any information he or she may have concerning evidence of a material violation of the securities or other laws, rules or regulations applicable to the Company and the operation of its business, by the Company or any agent thereof.

         6. The Board of Directors shall determine, or designate appropriate persons to determine, appropriate actions to be taken in the event of violations of the Company's Code of Ethics and Business Practices or this Code of Ethics by the Senior Financial Officers. Such actions shall be reasonably designed to deter wrongdoing and to promote accountability for adherence to the Code of Ethics and Business Practices and this Code of Ethics, and shall include written notices to the individual involved that the Board has determined that there has been a violation. In determining what action is appropriate in a particular case, the Board of Directors or such designee shall take into account all relevant information, including the nature and severity of the violation, whether the violation was a single occurrence or repeated occurrences, whether the violation appears to have been intentional or inadvertent, whether the individual in question had been advised prior to the violation as to the proper course of action and whether or not the individual in question had committed other violations in the past.

                                      PROXY
                            Panhandle Royalty Company
                 Grand Centre, Suite 210, 5400 North Grand Blvd.
                          Oklahoma City, Ok 73112-5688

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Diane M. Coleman, Dorretta K. Moore and Wanda C. Tucker, or any of them, as proxies each with full power of substitution, to represent and vote all of the shares of Class A Common Stock of Panhandle Royalty Company held of record by the undersigned on January 20, 2004, at the annual meeting of stockholders to be held on February 27, 2004, or any adjournment or postponement thereof. Should other matters properly come before the meeting, the proxies are further authorized to vote thereon, in their discretion.

1.  ELECTION OF DIRECTORS (Three vacancies, each for a 3-year term)

       Michael A. Cawley    [ ] FOR        [ ] WITHHOLD AUTHORITY TO VOTE FOR
       Ben D. Hare          [ ] FOR        [ ] WITHHOLD AUTHORITY TO VOTE FOR
       Robert O. Lorenz     [ ] FOR        [ ] WITHHOLD AUTHORITY TO VOTE FOR

2. INCREASE THE NUMBER OF AUTHORIZED SHARES OF CLASS A COMMON STOCK FROM 6,000,000 TO 12,000,000 SHARES.

            [ ] FOR         [ ] AGAINST    [ ] WITHHOLD AUTHORITY TO VOTE FOR

3. EFFECT A 2-FOR-1 STOCK SPLIT OF THE OUTSTANDING COMMON STOCK (Entitling each shareholder to receive one additional share of Common Stock for each share owned)

            [ ] FOR         [ ] AGAINST    [ ] WITHHOLD AUTHORITY TO VOTE FOR

                                (PLEASE SIGN ON REVERSE SIDE)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS BELOW


                                          DATED:                         , 2004
                                                -------------------------


                                          --------------------------------------
                                          SIGNATURE


                                          --------------------------------------
                                          SIGNATURE, IF HELD JOINTLY

WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.